UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2022 (September 16, 2022)

Star Mountain Lower Middle-Market Capital Corp.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01399	86-3924884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 E. 45th Street, 37th Floor
New York, NY 10017
(Address of Principal Executive Offices, Zip Code)

(212) 810-9044
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On September 16, 2022, Star Mountain Lower Middle-Market Capital Corp. (the “Company”) entered into a second amendment (the “Second Amendment”) to the Loan and Servicing Agreement dated as of July 2, 2021 (as amended or otherwise modified, the “Facility”) to increase the aggregate commitments under the Facility from $125.0 million to $200.0 million and revise the Facility’s accordion feature to allow for an increase in total commitments under the Facility of up to $350.0 million.

In conjunction with the Second Amendment, Mitsubishi HC Capital America, Inc, Woodforest National Bank, Apple Bank for Savings, and Peapack-Gladstone Bank agreed to become lenders with $20.0 million, $20.0 million, $15.0 million, and $15.0 million commitments, respectively, in the Facility. Additionally , Webster Bank, N.A (f/k/a Sterling National Bank) increased its commitment by $5.0 million to $67.5 million, Blue Ridge Bank increased its commitment by $10.0 million to $25.0 million, and First Foundation Bank increased its commitment by $5.0 million to $20.0 million.

The foregoing descriptions are only a summary of the material provisions of the Second Amendment and are qualified in their entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

10.1* Second Amendment to Loan and Servicing Agreement, dated as of September 16, 2022, by and among the Company, as Borrower, and Webster Bank, N.A. (f/k/a Sterling National Bank), as Collateral Agent, Administrative Agent, Swing Lender, and Sole Lead Arranger, and the Lenders parties thereto.

*Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Mountain Lower Middle-Market Capital Corp.

Dated: September 20, 2022	By:	/s/ Brett A. Hickey
	Name:	Brett A. Hickey
	Title:	Chief Executive Officer